John Hancock Sector Funds
                 Supplement to the Class A, Class B and Class C
                      Shares Prospectus (the "Prospectus")
                               dated March 1, 2006


The following changes to the Prospectus are effective April 13, 2006:

John Hancock Technology Fund

John Hancock Technology Leaders Fund


The "Portfolio Manager" section for each of the funds referenced above has been deleted and replaced with the following:



Portfolio Manager

   Thomas P. Norton, CFA
   Joined fund team in 2006


On page 27, the Management Biography for Anurag Pandit has been deleted.



April 11, 2006

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